Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Driven Brands Holdings Inc. (the “Company”) on Form 10-K for the year ended December 28, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael F. Diamond, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes Oxley Act of 2002, that:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities
Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 26, 2025	/s/ Michael F. Diamond
Michael F. Diamond
Executive Vice President and Chief Financial Officer